Taxation	12 Months Ended
Dec. 31, 2021
Taxation
Taxation

11.	Taxation

The Group earned no revenues in 2021. The Group recorded a profit before income tax of €23.6 million during the year, of which €28.4 million related to non-cash fair value gains on its derivative financial instruments (Warrants). For each of the years ended December 31, 2020 and 2019, the Group earned no revenues and generated tax losses. It recognised a current and deferred tax expense of €nil for each of those years.

During 2021, 2020 and 2019, the Group’s Portuguese operations were subject to a statutory tax rate of 21%. In Ireland, the headline corporate income tax rate for trading companies is 12.5%, with a rate of 25% applicable to other non-trading sources.

A reconciliation between taxes on income / losses reflected on the Consolidated statement of profit or loss and other comprehensive income and the expected income tax benefit, based on the Company’s statutory tax rate, for the years ended December 31, 2021, 2020 and 2019 is as follows:

	2021	2020	2019
	€’000	€’000	€’000
Profit/ (loss) before tax	23,564	(183,130)	(2)
Tax using Company’s domestic tax rate at 12.5%	(2,945)	22,931	—
Tax effect of:
Non-deductible expenses / non-taxable income	3,848	(22,428)	—
Current-year losses for which no deferred tax asset is recognized	(1,312)	(503)	—
Impacts of different foreign tax rates	409	—	—
Total tax charge	—	—	—

As of December 31, 2021, the Group had unrecognised deferred tax assets of €1.7 million (2020: €0.4 million) mostly relating to tax losses incurred. No deferred tax assets have been recognized due to the uncertainty of the Group’s ability to generate taxable profits in the foreseeable future. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years.